Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Rimrock Gold Corp., Inc. (the “Company”), on Form 10-Q for the period ended May 31, 2014, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, J. Duncan Reid, Principal Executive Officer of the Company, certify to the best of  my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report on Form Form 10-Q for the period ended May 31, 2014, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report on Form 10-Q for the period ended May 31, 2014, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 21, 2014	By:	/s/ Jordan Starkman
Jordan Starkman
President and Secretary (Duly Authorized Officer, Principal Executive Officer and Principal Financial Officer) Rimrock Gold Corp.